                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported January 23, 2004



                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)



          Massachusetts                  000-32955               04-3557612
-------------------------------    ----------------------    -------------------
(State or other jurisdiction of    Commission File Number      (I.R.S. Employer
incorporation or organization)                               Identification No.)


30 Massachusetts Avenue, North Andover, MA                    01845
------------------------------------------         -----------------------------
 (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (978) 725-7500


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K



Item 1.  Changes in Control of Registrant
         --------------------------------

         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         Not applicable.

Item 3.  Bankruptcy or Receivership
         --------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------
         Not applicable.

Item 5.  Other Events
         ------------

         Pursuant to regulation G, the LSB Corporation's press release dated January 23, 2004, reporting its quarterly dividend to shareholders for the first quarter 2004, is hereby attached as Exhibit 99.1 and incorporated by reference.

Item 6.  Resignations of Registrant's Directors
         --------------------------------------

         Not applicable.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         c.       Exhibit

                  99.1 Press release dated January 23, 2004, reporting LSB Corporation's quarterly dividend to shareholders for the first quarter 2004.

Item 8.  Change in Fiscal Year
         ---------------------

         Not applicable.

Item 9.  Regulation FD Disclosure
         ------------------------

         Pursuant to regulation FD, the LSB Corporation's press release dated January 23, 2004, reporting its quarterly dividend to shareholders for the first quarter 2004 is hereby attached as Exhibit 99.1 and incorporated by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               LSB CORPORATION




January 23, 2004                               /s/ PAUL A. MILLER
                                               -------------------------------
                                               Paul A. Miller
                                               President and
                                               Chief Executive Officer

                                  EXHIBIT INDEX




99.1 Press release announcing the Company's dividend to shareholders for the first quarter 2004.